                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                            INTRANET SOLUTIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                            INTRANET SOLUTIONS, INC.
                           7777 GOLDEN TRIANGLE DRIVE
                             EDEN PRAIRIE, MN 55344
                                 (952) 903-2000

                                 July 30, 2001

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of IntraNet Solutions, Inc. to be held at the Marriott Southwest Hotel, 5801 Opus Parkway, Minnetonka, Minnesota 55343, commencing at 3:30 p.m., Central Daylight Time, on Wednesday, August 29, 2001.

     The Secretary's Notice of Annual Meeting and the Proxy Statement, that follow, describe the matters to come before the meeting. During the meeting, we will also review the activities of the past year and items of general interest regarding the Company.

     We hope that you will be able to attend the meeting in person and we look forward to seeing you. Please mark, date and sign the enclosed proxy and return it in the accompanying envelope as quickly as possible, even if you plan to attend the meeting. If you later desire to revoke the proxy, you may do so at any time before it is exercised.

                                          Sincerely,

                                          /s/ Robert F. Olson
                                          Robert F. Olson
                                          Chairman of the Board of Directors

                            INTRANET SOLUTIONS, INC.
                           7777 Golden Triangle Drive
                         Eden Prairie, Minnesota 55344
        ---------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
        ---------------------------------------------------------------

TO THE SHAREHOLDERS OF INTRANET SOLUTIONS, INC.:

     Please take notice that the Annual Meeting of Shareholders of IntraNet Solutions, Inc. will be held, pursuant to due call by the Board of Directors of the Company, at the Marriott Southwest Hotel, 5801 Opus Parkway, Minnetonka, MN 55343 at 3:30 p.m. on Wednesday, August 29, 2001, or at any adjournment or adjournments thereof, for the purpose of considering and taking appropriate action with respect to the following:

     1. To elect five directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified.

     2. To approve the amendment and restatement of the IntraNet Solutions, Inc. 2000 Stock Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under such plan by 1,100,000 shares.

     3. To ratify the appointment of Grant Thornton LLP as independent auditors of the Company for the fiscal year ending March 31, 2002.

     4. To transact any other business as may properly come before the meeting or any adjournments thereof.

     Pursuant to due action of the Board of Directors, shareholders of record on July 18, 2001, will be entitled to vote at the meeting or any adjournments thereof.

A PROXY FOR THE MEETING IS ENCLOSED HEREWITH. YOU ARE REQUESTED TO FILL IN AND SIGN THE PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                          By Order of the Board of Directors

                                          INTRANET SOLUTIONS, INC.

                                          [GREGG A. WALDON]
                                          Gregg A. Waldon
                                          Chief Financial Officer and Secretary

Dated: July 30, 2001

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE PROXY CARD EXACTLY AS YOUR NAME(S) APPEARS ON THE CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                PROXY STATEMENT
                                       OF
                            INTRANET SOLUTIONS, INC.
                           7777 Golden Triangle Drive
                         Eden Prairie, Minnesota 55344

        ---------------------------------------------------------------

                   Annual Meeting of Shareholders to be Held
                           Wednesday, August 29, 2001

        ---------------------------------------------------------------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of IntraNet Solutions, Inc. (the "Company") for use at the Annual Meeting of the Shareholders to be held at the Marriott Southwest Hotel, 5801 Opus Parkway, Minnetonka, Minnesota 55343 on August 29, 2001 at 3:30 p.m., and at any adjournment thereof.

     All shares represented by properly executed proxies received in time will be voted at the meeting and, where the manner of voting is specified on the proxy, will be voted in accordance with such specifications. Shares represented by properly executed proxies on which no specification has been made will be voted (i) for the election of the nominees for director named herein, (ii) in favor of approval of the amendment and restatement of the IntraNet Solutions, Inc. 2000 Stock Incentive Plan, and (iii) in favor of ratification of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending March 31, 2002, and will be deemed to grant discretionary authority to vote upon any other matters properly coming before the meeting.

     Any shareholder who executes and returns a proxy may revoke it at any time prior to the voting of the proxies by giving written notice to the Secretary of the Company, by executing a later-dated proxy, or by attending the meeting and giving oral notice to the Secretary of the Company.

     The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company present and entitled to vote is required for approval of each proposal included in this Proxy Statement. For this purpose, a shareholder who abstains with respect to a proposal is considered to be present and entitled to vote on such proposal at the meeting and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on a proposal shall not be considered present and entitled to vote on such proposal.

     The Board of Directors of the Company (the "Board") has fixed the close of business on July 18, 2001 (the "Record Date") as the date for determining the holders of outstanding shares of its common stock entitled to notice of, and to vote at, the meeting. On that date, there were 22,381,912 shares of the Company's common stock issued and outstanding. Each such share of common stock is entitled to one vote at the meeting. The Notice of Annual Meeting, this Proxy Statement and the form of proxy are first being mailed to shareholders of the Company on or about July 30, 2001.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

     Five directors are to be elected at the meeting, each director to hold office until the next Annual Meeting of Shareholders, or until his successor is elected and qualified. All of the persons listed below are now serving as directors of the Company. All of the persons listed below have consented to serve as a director, if elected. The Board proposes for election the nominees listed below:

ROBERT F. OLSON, age 45, founded our business and has served as Chairman of the Board of the Company and its predecessor company since 1990. From October 2000 through July 2001 he also served as Chief Executive Officer of the Company. From 1990 through October 2000, Mr. Olson served as President and Chief Executive Officer of the Company and its predecessor company. From 1987 to 1990, he served as the General Manager of the Greatway Communications Division of Anderberg-Lund Printing Company, an electronic publishing sales and service organization. Prior to that time, Mr. Olson held management and marketing positions in several electronic publishing service organizations.

VERNON J. HANZLIK, age 43, has served as President and Chief Executive Officer of the Company since July 2001. He has been employed by the Company and its predecessor company since 1991, serving as Vice President, Sales from October 1999 to October 2000; Vice President, Strategic Development from April 1999 to October 1999; Vice President, Product Marketing from June 1996 to April 1999 and President from October 2000 to July 2001. Prior to that time, Mr. Hanzlik held marketing and application consulting positions with Lee Data Corporation, a computer hardware manufacturer.

MICHAEL W. FERRO, JR., age 34, has served as a director of the Company since July 2001. He founded and has served as Chief Executive Officer and Chairman of the Board of Directors of Click Commerce, Inc., an internet commerce software company, since its inception in August 1996. Prior to founding Click Commerce, Mr. Ferro founded Chem-Roof, a provider of chemical treatment to cedar roofs, in 1988. Mr. Ferro also served as president of the Earthwood Care division of Pettibone Corporation, a multinational equipment manufacturer, from 1992 to 1994 after the sale of Chem-Roof to Pettibone in 1992. Mr. Ferro is also the founder and Chairman of the Board of Directors of WarrantyCheck.com, Inc.

KENNETH H. HOLEC, age 46, has served as a director of the Company since February 1998. He served as President and Chief Executive Officer of ShowCase Corporation, a worldwide provider of enterprise intelligence software solutions, from November 1993 to February 2001. From 1985 to 1993, Mr. Holec served as President and Chief Executive Officer of Lawson Associates, Inc., an enterprise business applications software provider. Mr. Holec is also a director of SPSS Inc. and Cysive, Inc.

STEVEN C. WALDRON, age 53, has served as a director of the Company since February 1998. He served as President and Chief Executive Officer of SPS Commerce, Inc., a provider of e-commerce software and transaction processing services, from November 1997 to March 2001. From 1992 to March 1995, he was President of Innovex, Inc., a diversified technology company. Prior to that time, Mr. Waldron served as President and Chief Executive Officer of Norstan, Inc., a supplier of telecommunications hardware and software, which he co-founded.

     None of the above nominees is related to any other nominee or to any executive officer of the Company.

     If any nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies that would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board.

THE BOARD AND ITS COMMITTEES

     The Board met five times and took action, by written action in lieu of a meeting, once during the year ended March 31, 2001.

     Each director attended more than 75 percent of the meetings of the Board and Board committees on which he serves.

     Members of the Board who are not employees of the Company are eligible to receive stock option grants under the Company's 1997 Director Stock Option Plan. Options for 30,000 shares of common stock were granted for each of Mr. Holec and Mr. Waldron under the plan during the fiscal year ended March 31, 2001.

     The Board has an Audit Committee and a Compensation and Stock Option Committee. The Board does not have a standing nominating committee. Following is a description of the functions performed by each of the Audit Committee and the Compensation and Stock Option Committee.

Audit Committee

     The Company's Audit Committee consists of three independent non-employee directors. The Audit Committee currently consists of Mr. Ferro, Mr. Holec and Mr. Waldron. At the time it adopted the following Report of the Audit Committee, there was one open position on the Audit Committee due to the resignation of a former director from the Board and the Audit Committee in March 2001. All members of the Audit Committee are "independent" as that term is defined in the applicable listing standards of The Nasdaq Stock Market. The Audit Committee oversees the Company's financial reporting process by, among other things, reviewing and reassessing the Audit Committee Charter annually, recommending and taking action to oversee the independence of the independent auditors and selecting and appointing the independent auditors. The Audit Committee met once during the year ended March 31, 2001. The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, adopted by the Board in August 2000, and amended and restated on May 30, 2001. A copy of Audit Committee Charter, as amended and restated, is included as Exhibit A to this Proxy Statement.

                         REPORT OF THE AUDIT COMMITTEE

     The role of the Company's Audit Committee is one of oversight of the Company's management and the Company's independent auditors in regard to the Company's financial reporting and the Company's controls respecting accounting and financial reporting. By its Charter, the Audit Committee consists of three independent non-employee directors. In performing its oversight function, the Audit Committee relied upon advice and information received in its discussions with the Company's management and independent auditors.

     The Audit Committee has (i) reviewed and discussed the Company's audited financial statements for the fiscal year ended and as of March 31, 2001 with the Company's management; (ii) discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 regarding communication with audit committees (Codification of Statements on Auditing Standards, AU Section 380 and Statement on Auditing Standards No. 90);
(iii) received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees); and (iv) has discussed with the Company's independent auditors the independent auditors' independence.

     Based on the review and discussions with management and the Company's independent auditors referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended and as of March 31, 2001 for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE
                                          Steven C. Waldron, Chairman
                                          Kenneth H. Holec

Compensation and Stock Option Committee

     The Company also maintains a Compensation and Stock Option Committee to provide recommendations concerning salaries, stock options and incentive compensation for officers and employees of the Company. The members of the Compensation and Stock Option Committee are Mr. Holec and Mr. Waldron. The Compensation and Stock Option Committee acted five times, by written action, during the year ended March 31, 2001.

                             PRINCIPAL SHAREHOLDERS

     The Company has outstanding one class of voting securities, common stock, $0.01 par value, of which 22,381,912 shares were outstanding as of the close of business on the Record Date. Each share of common stock is entitled to one vote on all matters put to a vote of shareholders.

     The following table sets forth, as of the Record Date, certain information regarding the beneficial ownership of shares of common stock by each director of the Company, each nominee for director, each of the executive officers listed in the Summary Compensation Table, each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares and all directors and executive officers as a group. Except as otherwise indicated, each shareholder has sole voting and investment power with respect to the shares beneficially owned.

                                                                 NUMBER OF SHARES       PERCENTAGE OF
NAME OF BENEFICIAL OWNER                                        BENEFICIALLY OWNED    OUTSTANDING SHARES
------------------------                                        ------------------    ------------------
Robert F. Olson(1)                                                  2,415,764                10.8
Vernon J. Hanzlik(2)                                                   66,535                   *
Gregg A. Waldon(2)                                                     38,750                   *
Michael W. Ferro, Jr.                                                      --                  --
Kenneth H. Holec(3)                                                    40,315                   *
Steven C. Waldron(2)                                                   10,000                   *
All directors and executive officers as a group (6
  persons)(3)                                                       2,571,364                11.4

-------------------------
 *  Less than 1%.

(1) Includes 35,714 shares owned by Mr. Olson's spouse and 50,000 shares issuable upon exercise of a warrant held by Ms. Olson. Mr. Olson disclaims beneficial ownership of the shares owned by, or issuable upon exercise of the warrant held by, his spouse. Mr. Olson's address is 7777 Golden Triangle Drive, Eden Prairie, Minnesota 55344.

(2) Represents shares issuable upon exercise of options.

(3) Includes 875 shares owned by Mr. Holec's spouse and 9,440 shares owned by Mr. Holec's children.

(4) Includes the shares issuable upon exercise of the options and warrant described in the footnotes above.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table presents the compensation for each of the last three fiscal years of the Company's Chief Executive Officer and the other executive officers of the Company who received salary and bonuses in excess of $100,000 for the fiscal year ended March 31, 2001 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                              LONG-TERM
                                                                             COMPENSATION
                                                                                AWARDS
                                                                             ------------
                                                    ANNUAL COMPENSATION       SECURITIES
                                      FISCAL      -----------------------     UNDERLYING         ALL OTHER
   NAME AND PRINCIPAL POSITION         YEAR       SALARY($)      BONUS($)     OPTIONS(#)     COMPENSATION($)(1)
   ---------------------------        ------      ---------      --------    ------------    ------------------
Robert F. Olson                        2001        200,000        25,000            --             13,530
  Chief Executive Officer              2000        199,533         6,250            --              4,146
                                       1999        168,175            --            --             13,067
Vernon J. Hanzlik                      2001        190,000       100,000       100,000              2,464
  President                            2000        145,833        55,394       100,000              1,654
                                       1999        137,500        54,486        52,000              1,700
Gregg Waldon(2)                        2001        150,000        40,000        50,000             16,206
  Chief Financial Officer,             2000        125,000        38,000       125,000              6,704
  Treasurer and Secretary              1999            N/A           N/A           N/A                N/A

-------------------------
(1) Represents matching cash contributions under the Company's 401(k) Plan, term life insurance premiums and vehicle allowances.

(2) Mr. Waldon joined the Company April 1, 1999.

     The following table provides certain information concerning grants of stock options during the fiscal year ended March 31, 2001 to the Named Executive Officers. In accordance with the rules of the Securities and Exchange Commission (the "Commission"), the table sets forth the potential realizable value over the terms of the options (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of five percent and ten percent, compounded annually. These amounts do not represent the Company's estimate of future stock price. Actual realizable values, if any, of stock options will depend on the future performance of the common stock.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                 % OF
                             NUMBER OF         OPTIONS                                   POTENTIAL VALUE AT ASSUMED
                               SHARES         GRANTED TO                                 ANNUAL RATES OF STOCK PRICE
                             UNDERLYING       EMPLOYEES     EXERCISE                   APPRECIATION FOR OPTION TERM(1)
                              OPTIONS         IN FISCAL     PRICE PER    EXPIRATION    -------------------------------
                             GRANTED(#)       YEAR 2001     SHARE($)        DATE          5%($)              10%($)
                             ----------       ----------    ---------    ----------    -----------         -----------
Robert F Olson                     --             --             --             --             --                  --
Vernon J Hanzlik               25,000(2)         0.7          29.38      2/18/2010      1,196,219           1,904,780
                               75,000(3)         2.0          35.44      1/08/2011      4,328,380           6,892,222
Gregg A Waldon                 25,000(2)         0.7          17.38      5/26/2010        707,551           1,126,657
                               25,000(3)         0.7          35.44      1/08/2011      1,443,119           2,297,926

-------------------------
(1) The potential realizable value is based on the term of the option at the time of grant (ten years) and on the assumption that the fair value of the common stock appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price.

(2) Except as noted below, the listed options become exercisable with respect to one-fourth of the shares covered thereby on each of the first four anniversaries of the date of grant. The options each have a maximum term of ten years, subject to earlier termination in the event of the optionee's cessation of service with the Company. In the event of a (i) dissolution or liquidation of the Company, (ii) merger, consolidation or other reorganization involving the Company where the Company is not the surviving entity, or (iii) an event changing control of the Company (as defined in the Company's incentive plans), the listed options will become exercisable in full.

(3) Except as noted below, the listed options become exercisable with respect to one-fourth of the shares covered thereby on each of the first anniversaries of the date of grant and ratably over the next 12 quarters thereafter. The options each have a maximum term of ten years, subject to earlier termination in the event of the optionee's cessation of service with the Company. In the event of a changing control of the Company (as defined in the Company's incentive plans), the listed options will become exercisable in full.

     The following table summarizes option exercises during the year ended March 31, 2001 and provides information regarding the number of all unexercised stock options held by the Named Executive Officers as of March 31, 2001, the end of the Company's last fiscal year:

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                   NUMBER OF SHARES
                                                                UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                                                      OPTIONS AT               IN-THE-MONEY OPTIONS AT
                             SHARES                               FISCAL YEAR END(#)            FISCAL YEAR END($)(2)
                           ACQUIRED ON         VALUE         ----------------------------    ----------------------------
                            EXERCISE      REALIZED($)(1)     EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                           -----------    --------------     -----------    -------------    -----------    -------------
Robert F. Olson                   --                --             --               --               --              --
Vernon J. Hanzlik            100,000         4,585,284         81,535          169,000        1,645,661         211,260
Gregg A. Waldon               15,000           591,600         16,250          143,750          282,425       1,506,050

-------------------------
(1) Calculated on the basis of the fair market value of the underlying shares of common stock on the date of exercise minus the exercise price.

(2) Calculated on the basis of the fair market value of the underlying shares of common stock at March 30, 2001, as reported by The Nasdaq National Market, of $23.94 per share, minus the per share exercise price, multiplied by the number of shares underlying the option.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Stock Option and Compensation Committee consists of Mr. Holec and Mr. Waldron. There were no "interlocks" within the meaning of the rules and regulations of the Commission.

EMPLOYMENT AGREEMENTS

     In August 1999, the Company entered into an employment agreement with Robert F. Olson, Chief Executive Officer of the Company, through March 31, 2000. Thereafter, the employment agreement is automatically renewed for one-year periods unless the Company gives written notice to terminate in accordance with the employment agreement. The employment agreement is currently extended through March 31, 2002. Mr. Olson receives an annual base salary of $200,000, subject to annual increases, and has the opportunity to earn performance-related bonuses. Pursuant to this agreement, Mr. Olson has agreed not to compete with the Company for a one-year period after any termination of employment. In the event of his termination without cause, Mr. Olson will be entitled to receive severance compensation equal to one year of his then current base salary.

     In April 2001, the Company entered into a one-year employment agreement with Gregg A. Waldon, its Chief Financial Officer, Treasurer and Secretary. Mr. Waldon receives a minimum annual base salary of $165,000, subject to annual increases, plus annual performance bonuses of up to $60,000. Mr. Waldon has agreed not to compete with the Company during his employment and for a period of nine months following his termination of employment. In the event of a change in control or his termination of employment without cause, Mr. Waldon will receive severance pay equal to 180 days of his then current base salary.

             REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE
                           ON EXECUTIVE COMPENSATION

     The Compensation and Stock Option Committee of the Board (the "Compensation Committee") generally has made decisions on compensation of the Company's executives. Each member of the Compensation Committee is a non-employee director. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board. Pursuant to rules designed to enhance disclosure of the Company's policies toward executive compensation, set forth below is a report prepared by the Compensation Committee addressing the compensation policies for the Company for the year ended March 31, 2001 as they affected the Company's executive officers.

     The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual objectives and long-term goals, reward above-average corporate performance, recognize individual achievements, and assist the Company in attracting and retaining qualified executives. Executive compensation is set at levels that the Compensation Committee believes to be consistent with others in the Company's industry.

     There are three elements in the Company's executive compensation program, all determined by individual and corporate performance.

        - Base salary compensation

        - Annual incentive compensation

        - Stock options

     Total compensation opportunities are competitive with those offered by employers of comparable size, growth and profitability in the Company's industry.

     Base salary compensation is determined by the potential impact the individual has on the Company, the skills and experiences required by the job, and the performance and potential of the incumbent in the job.

     Annual incentive compensation for executives of the Company is based primarily on corporate operating earnings and revenue growth and the Company's positioning for future results, but also includes an overall assessment by the Compensation Committee of executive management's performance, as well as market conditions.

     Awards of stock grants under the Company's stock incentive plans (the "Plans") are designed to promote the identity of long-term interests between the Company's executives and its shareholders and assist in the retention of executives and other key employees. The Plans also permit the Compensation Committee to grant stock options to other key personnel.

     The Compensation Committee surveys employee stock option programs of companies with similar capitalization to the Company prior to recommending the grant of options to executives. While the value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the market price of the Company's common stock at any particular point in time, the decision as to whether such value will be realized in any particular year is determined by each individual executive and not by the Compensation Committee. Accordingly, when the Compensation Committee recommends that an option be granted to an executive, that recommendation does not take into account any gains realized that year by that executive as a result of his or her individual decision to exercise an option granted in a previous year.

     The Compensation Committee evaluates the performance and fixes the base salary of the Chief Executive Officer on an annual basis based in part on the compensation package data discussed above and the Compensations Committee's assessment of his past performance and its expectation as to his future contributions in leading the Company. In addition, the Compensation Committee also considers significant accomplishments made by the Company during the prior year and other performance factors, such as the effectiveness of the Chief Executive Officer in establishing the Company's strategic direction and growth objectives. Any incentive compensation is entirely dependent on the accomplishment by the Company of certain corporate goals approved by the Board. Factors considered by the Compensation Committee in determining the Chief Executive Officer's base salary and cash bonus, if any, are not subject to any specific weighting factor or formula. In determining the Chief Executive Officer's base salary for fiscal year 2001 as reported in the Summary Compensation Table, the Compensation Committee considered the comparative compensation data and performance factors discussed above.

     Section 162(m) of the Internal Revenue Code (the "Code") generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation's chief executive officer or any of the four other most highly compensated executive officers. Compensation is not subject to the deduction limit if certain requirements are met, including that the compensation be performance-based. The Company intends to structure the performance-based portion of the compensation of its executive officers in a manner that complies with the statute to mitigate any disallowance of deductions.
                                          COMPENSATION AND STOCK OPTION
                                          COMMITTEE
                                          Kenneth H. Holec, Chairman
                                          Steven C. Waldron

                      COMPARATIVE STOCK PERFORMANCE GRAPH

     The comparative stock performance graph below compares the cumulative shareholder return on the common stock of the Company for the period from July 31, 1996 (the effective date of the merger into a publicly traded company, the name of the surviving company of which was changed to IntraNet Solutions, Inc.) through March 31, 2001 with the cumulative total return on (i) the CRSP Total Return Index for the Nasdaq Stock Market (US) and (ii) the Nasdaq Computer & Data Processing Services Stocks Index. The table assumes the investment of $100 in the Company's common stock, the CRSP Total Return Index for the Nasdaq Stock Market (US) and the Nasdaq Computer & Data Processing Services Stocks Index on July 31, 1996, and the reinvestment of all dividends through the last trading day of the years ended March 31, 1997, March 31, 1998, March 31, 1999, March 31, 2000 and March 31, 2001.
[PERFORMANCE GRAPH]

                                                                            CRSP TOTAL RETURN INDEX      NASDAQ COMPUTER & DATA
                                                                             FOR THE NASDAQ STOCK      PROCESSING SERVICES STOCKS
                                               INTRANET SOLUTIONS, INC.           MARKET (US)                    INDEX
                                               ------------------------     -----------------------    --------------------------
July 31, 1996                                           100.000                     100.000                     100.000
March 31, 1997                                           28.906                     112.831                     109.911
March 31, 1998                                           39.063                     171.076                     192.165
March 31, 1999                                           51.563                     231.108                     313.129
March 31, 2000                                          287.500                     380.279                     560.300
March 31, 2001                                          149.613                     172.113                     192.177

---------------------------------------------------------------------------------------------------------------------
                                        JULY 31,    MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,
                                          1996        1997         1998         1999         2000         2001
---------------------------------------------------------------------------------------------------------------------
    IntraNet Solutions, Inc.              $100      $ 28.906     $ 39.063     $ 51.563     $287.500     $149.613
---------------------------------------------------------------------------------------------------------------------
    CRSP Total Return Index for the
    Nasdaq Stock Market (US)              $100      $112.831     $171.076     $231.108     $380.279     $172.113
---------------------------------------------------------------------------------------------------------------------
    Nasdaq Computer & Data
    Processing Services Stocks Index      $100      $109.911     $192.165     $313.129     $560.300     $192.177
---------------------------------------------------------------------------------------------------------------------

                                 PROPOSAL NO. 2

                      APPROVAL OF THE AMENDED AND RESTATED
                           2000 STOCK INCENTIVE PLAN

INTRODUCTION

     In May 2000, the Board adopted, and the shareholders subsequently approved, the IntraNet Solutions, Inc. 2000 Stock Incentive Plan (the "2000 Plan"). As originally adopted, the 2000 Plan authorized the issuance of up to 2,000,000 shares of the Company's common stock pursuant to awards under the 2000 Plan.

     As of June 30, 2001, awards (net of canceled or expired awards) covering an aggregate of approximately 1,996,000 shares of the Company's common stock had been granted under the 2000 Plan, and only approximately 4,000 shares (plus any shares that might in the future be returned to the 2000 Plan as a result of cancellations or expiration of awards) remained available for future grant under the 2000 Plan. During the fiscal year ended March 31, 2001, the Company, under the 2000 Plan, granted to all current executive officers as a group options to purchase an aggregate of 100,000 shares at an exercise price of $35.44 per share, and to all employees (excluding current executive officers) as a group options to purchase an aggregate of 1,497,250 shares at exercise prices ranging from $17.688 to $63.500 per share.

     The volume of shares of the Company's common stock covered by awards granted under the 2000 Plan has been affected by recent increases in the Company's employee headcount. During the year ended March 31, 2001, the Company's employee base grew by approximately 220% to 435. This growth was due in part to the Company's acquisition of the IED division of eBT, International, Inc. (formerly Inso Corporation) ("IED"), in July 2000. It also included the addition of several key senior executives in the United States and Europe. During this period, the Company's revenues grew by approximately 200% to $66.7 million.

     The Board believes that stock-based compensation programs are a key element in attracting and retaining key employees and motivating them to produce superior shareholder returns. In light of the increase in the Company's employee base, and the need to retain existing key employees in a competitive employment environment, on May 30, 2001, the Board approved the amendment and restatement of the 2000 Plan, subject to shareholder approval, to increase the aggregate number of shares of the Company's common stock authorized for issuance under the 2000 Plan by 1,100,000 shares from a total of 2,000,000 shares to 3,100,000 shares.

     In addition to the 2000 Plan, the Company also maintains its 1994-1997 Stock Option Plan, 1999 Employee Stock Option and Compensation Plan and 2000 Employee Stock Incentive Plan under which approximately 470,000 shares of the Company's common stock in the aggregate remain available for awards as of June 30, 2001. The Company also maintains its 1997 Director Stock Option Plan, under which approximately 150,000 shares of the Company's common stock remain available for awards as of June 30, 2001. Notwithstanding approval of the amendment to the 2000 Plan by the shareholders, additional awards may be made under those plans. Grants and awards heretofore or hereafter made under such plans will be governed by such plans.

     By adding 1,100,000 shares to the 2000 Plan, the Board believes that awards available under the amended 2000 Plan, along with awards available under our other incentive plans, will allow the Company to motivate its current and future key employees to produce a superior return to the shareholders of the Company and to achieving a high level of corporate performance.

     If the shareholders fail to approve this proposal, the 2000 Plan will remain in effect as it existed immediately prior to the amendment and restatement. In that case, the Company would be limited to issuing no more than 2,000,000 shares of the Company's common stock in total pursuant to awards made under the 2000 Plan.

OPTION GRANTS

     All awards granted under the 2000 Plan have been in the form of options to purchase common stock of the Company. For each of the Named Executive Officers and Directors and the various groups indicated, the following table presents (i) the number of shares of common stock subject to options granted under the Plan from its inception through June 30, 2001 and (ii) the weighted average exercise price payable per share under such options.

                                                                                     WEIGHTED AVERAGE
                                                                  NUMBER OF           EXERCISE PRICE
NAME AND POSITION                                               OPTION SHARES       OF GRANTED OPTIONS
-----------------                                               -------------       ------------------
Robert F. Olson                                                          --                   --
Vernon J. Hanzlik                                                    75,000               $35.44
Gregg A. Waldon                                                      25,000               $35.44
All current executive officers, as a group                          100,000               $35.44
Steven C. Waldron                                                        --                   --
Kenneth H. Holec                                                         --                   --
All current non-executive officers and directors, as a group        195,000               $24.98
All employees, including all current officers who are not
  executive officers, as a group                                  1,896,000               $33.59

MARKET PRICE OF COMMON STOCK

     The closing market price of the Company's common stock as of July 24, 2001 was $25.18 per share.

SUMMARY OF 2000 PLAN

     The essential features of the 2000 Plan, as amended and restated, are outlined below. A copy of the 2000 Plan, as amended and restated, is attached as Exhibit B to this Proxy Statement and this discussion is qualified in its entirety by reference to the full text of the 2000 Plan, as amended and restated.

Purpose

     The purpose of the 2000 Plan is to motivate key personnel to produce a superior return to the shareholders of the Company by offering such individuals an opportunity to realize stock appreciation, by facilitating stock ownership, and by rewarding them for achieving a high level of corporate performance. The 2000 Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability.

Administration

     The 2000 Plan will be administered by a committee (the "Committee") of two or more directors who are "non-employee directors" within the meaning of Rule 16b-3 ("Exchange Act Rule 16b-3") under the Securities Exchange Act of 1934 (the "Exchange Act"). The Company currently expects that the Compensation and Stock Option Committee of the Board of Directors will be the Committee that administers the 2000 Plan, all of whose members are both "non-employee directors" for purposes of Exchange Act Rule 16b-3 and "outside directors" for purposes of Section 162(m) of the Code. The Committee will have the exclusive power to make awards under the 2000 Plan, to determine when and to whom awards will be granted, and to fix the form, amount, and other terms and conditions of each award, subject to the provisions of the 2000 Plan. The Committee will have the authority to interpret the 2000 Plan and any award or agreement made under the 2000 Plan, to establish, amend, waive, and rescind any rules and regulations relating to the administration of the 2000 Plan, to determine the terms and provisions of any agreements entered into under the 2000 Plan (not inconsistent with the 2000 Plan), and to make all other determinations necessary or advisable for the administration of the 2000 Plan. The Committee may delegate all or part of its responsibilities under the 2000 Plan to persons who are not "non-employee directors" within the meaning of Exchange Act Rule 16b-3 for purposes of determining and administering awards solely to employees who are not then subject to the reporting requirements of Section 16 of the Exchange Act.

Eligibility and Number of Shares

     All employees of the Company and its affiliates will be eligible to receive awards under the 2000 Plan at the discretion of the Committee. Awards other than incentive stock options (see "Types of Awards" below) also may be awarded by the Committee to individuals who are not employees but who provide services to the Company or its affiliates in the capacity of an independent contractor. The Company and its affiliates currently have approximately 475 full-time employees.

     No participant may receive any combination of options and stock appreciation rights relating to more than 500,000 shares in the aggregate in any year under the 2000 Plan. No participant may receive performance shares relating to more than 500,000 shares pursuant to awards in any year under the 2000 Plan. No more than 25% of all shares subject to the 2000 Plan may be granted in the aggregate pursuant to restricted stock (if vesting is based on a period of time without regard to the attainment of specified performance conditions) and other stock-based awards (as defined in "Types of Awards" below).

     The 2000 Plan provides that all awards are to be evidenced by written agreements containing the terms and conditions of the awards. Such agreements are subject to amendment, including unilateral amendment by the Company (with the approval of the Committee), provided that no amendment that is deemed by the Committee to be materially adverse to the participant may be made unilaterally unless it is required by law or is otherwise provided in an agreement. Any shares of Company common stock subject to an award under the 2000 Plan which are not used because the award expires without all shares subject thereto having been issued or because the terms and conditions of the award are not met may again be used for an award under the 2000 Plan. Any shares that are the subject of awards that are subsequently forfeited to the Company pursuant to the restrictions applicable to such award also may again be used for an award under the 2000 Plan. Moreover, if a participant exercises a stock appreciation right, any shares covered by the stock appreciation right in excess of the number of shares issued (or, in the case of a settlement in cash or any other form of property, in excess of the number of shares equal in value to the amount of such settlement, based on the fair market value, as defined in the 2000 Plan, of such shares on the date of such exercise) may again be used for an award under the 2000 Plan. If, in accordance with the 2000 Plan, a participant uses shares to pay a purchase or exercise price, including an option exercise price, or to satisfy tax withholdings, such shares may again be used for an award under the 2000 Plan.

Types of Awards

     The types of awards that may be granted under the 2000 Plan include incentive and nonqualified stock options, stock appreciation rights, restricted stock, performance shares, and other stock-based awards (awards of, or based on, stock other than options, stock appreciation rights, restricted stock or performance shares). Subject to certain restrictions applicable to incentive stock options, awards will be exercisable by the recipients at such times as are determined by the Committee.

     In addition to the general characteristics of all of the awards described in this Proxy Statement, the basic characteristics of awards that may be granted under the 2000 Plan are as follows:

     Incentive and Nonqualified Stock Options. Both incentive and nonqualified stock options may be granted to recipients at such exercise prices as the Committee may determine but not less than 100% of their fair market value (as defined in the 2000 Plan) as of the date the option is granted. Stock options may be granted and exercised at such times as the Committee may determine, except that, unless applicable federal tax laws are modified, (a) no incentive stock options may be granted more than ten years after the effective date of the 2000 Plan, (b) an incentive stock option shall not be exercisable more than ten years after the date of grant; and (c) the aggregate fair market value of the shares of company common stock with respect to which incentive stock options may first become exercisable in any calendar year for any employee may not exceed $100,000 under the 2000 Plan or any other plan of the Company.

Additional restrictions apply to an incentive stock option granted to an individual who beneficially owns more than 10% of the combined voting power of all classes of stock of the Company.

     The purchase price payable upon exercise of options may be paid in cash, or, if the Committee permits, by reducing the number of shares delivered to the participant or by delivering stock already owned by the participant (where the fair market value of the shares withheld or delivered on the date of exercise is equal to the option price of the stock being purchased), or in a combination of cash and such stock, unless otherwise provided in the related agreement. The participants may simultaneously exercise options and sell the stock purchased upon such exercise pursuant to brokerage or similar relationships and use the sale proceeds to pay the purchase price. The agreement relating to any option may provide for the issuance of "reload" options pursuant to which, subject to the terms and conditions established by the Committee and any applicable requirements of Exchange Act Rule 16b-3 or any other applicable law, the participant will, either automatically or subject to subsequent Committee approval, be granted a new option when the payment of the exercise price of the original option, or the payment of tax withholdings, is made through the delivery to the Company of shares held by such participant. The reload option will be a fully vested option to purchase the number of shares provided as consideration for the exercise price and in payment of taxes in connection with the exercise of the original option, will have a per share exercise price equal to the fair market value of a share as of the date of exercise of the original option, and will otherwise have terms and conditions as contained in the original option.

     Stock Appreciation Rights and Performance Shares. The value of a stock appreciation right granted to a recipient is determined by the appreciation in Company common stock, subject to any limitations upon the amount or percentage of total appreciation that the Committee may determine at the time the right is granted. The recipient receives all or a portion of the amount by which the fair market value of a specified number of shares, as of the date the stock appreciation right is exercised, exceeds a price specified by the Committee at the time the right is granted. The price specified by the Committee must be at least 100% of the fair market value of the specified number of shares of Company common stock to which the right relates determined as of the date the stock appreciation right is granted. A stock appreciation right may be granted in connection with a previously or contemporaneously granted option, or independent of any option.

     Performance shares entitle the recipient to payment in amounts determined by the Committee based upon the achievement of specified performance targets during a specified term. With respect to recipients who are "covered employees" under Section 162(m) of the Code, such performance targets will consist of one or any combination of two or more of gross revenues, license revenues, earnings or earnings per share before income tax (profit before taxes), net earnings or net earnings per share (profits after taxes), operating income, total shareholder return, return on equity, pre-tax and pre-interest expense return on average invested capital, which may be expressed on a current value basis, or sales growth, and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, affiliate, or individual performance. The value in dollars is determined when the award is earned based on the fair market value of a share on the last day of the performance period.

     Payments with respect to stock appreciation rights and performance shares may be paid in cash, shares of Company common stock or a combination of cash and shares as determined by the Committee.

     Restricted Stock and Other Stock-Based Awards. Company common stock granted to recipients may contain such restrictions as the Committee may determine, including provisions requiring forfeiture and imposing restrictions upon stock transfer. Awards of restricted stock may, in the discretion of the Committee, provide the participant with dividends and voting rights prior to vesting. No award of restricted stock may vest earlier than one year from the date of grant, except in the circumstances provided in the applicable agreement. The Committee may also from time to time grant awards of unrestricted stock or other stock-based awards such as awards denominated in stock units, securities convertible into stock, and phantom securities.

Transferability

     During the lifetime of a participant to whom an award is granted, only such participant (or such participant's legal representative or, if so provided in the applicable agreement in the case of a nonqualified stock option, a permitted transferee as hereafter described) may exercise an option or stock appreciation right or receive payment with respect to performance shares or any other award. No award of restricted stock (prior to the expiration of the restrictions), options, stock appreciation rights, performance shares, or other award (other than an award of stock without restrictions) may be sold, assigned, transferred, exchanged, or otherwise encumbered, and any attempt to do so will not be effective, except that an agreement may provide that (a) an award may be transferable to a successor in the event of a participant's death and (b) a nonqualified stock option may be transferable to any member of a participant's "immediate family" (as such term is defined in Rule 16a-1(e) under the Exchange
Act) or to a trust whose beneficiaries are members of such participant's "immediate family" or partnerships in which such family members are the only partners, provided that the participant receives no consideration for the transfer and such transferred nonqualified stock option will remain subject to the same terms and conditions as were applicable to such option immediately prior to its transfer.

Acceleration of Awards, Lapse of Restrictions

     The Committee may accelerate vesting requirements, performance periods, and the expiration of the applicable term or restrictions, and adjust performance targets and payments, upon such terms and conditions as are set forth in the participant's agreement, or otherwise in the Committee's discretion, which may include, without limitation, acceleration resulting from a "change in control" or a "fundamental change" (as those terms are defined in the 2000 Plan), or the participant's death, disability, or retirement.

Duration, Adjustments, Modifications, Terminations

     The 2000 Plan will remain in effect until all stock subject to it is distributed or all awards have expired or lapsed, whichever occurs later, or the 2000 Plan is terminated as described below.

     In the event of a "fundamental change," recapitalizations, stock dividends, stock splits, or other relevant changes, the Committee has the discretion to adjust the number and type of shares available for awards or the number and type of shares and amount of cash subject to outstanding awards, the option exercise price of outstanding options, and outstanding awards of performance shares and payments with regard thereto. Adjustments in performance targets and payments on performance shares are also permitted upon the occurrence of such events as may be specified in the related agreements, which may include a "change in control."

     The 2000 Plan also gives the Board the right to amend, modify, terminate or suspend the Plan, except that amendments to the Plan are subject to shareholder approval if needed to comply with Exchange Act Rule 16b-3, the incentive stock option provisions of the Code, their successor provisions, or any other applicable law or regulation.

     Under the 2000 Plan, the Committee may cancel outstanding options and stock appreciation rights generally in exchange for cash payments to the recipients in the event of a "fundamental change" (defined as certain dissolutions, liquidations, mergers, consolidations, statutory share exchanges, or other similar events involving the Company).

Federal Tax Considerations

     The Company has been advised by its counsel that awards made under the 2000 Plan generally will result in the following tax events for United States citizens under current United States federal income tax laws.

     Incentive Stock Options. A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time an incentive stock option is granted under the 2000 Plan. If certain statutory employment and holding period conditions are satisfied before the recipient disposes of shares acquired pursuant to the exercise of such an option, then no taxable income will result upon the exercise of such option, and the Company will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain or loss realized by a recipient will be a capital gain or loss, long-term or short-term, based upon how long the shares are held. The Company will not be entitled to a deduction with respect to a disposition of the shares by a recipient after the expiration of the statutory holding periods.

     Except in the event of death, if shares acquired by a recipient upon the exercise of an incentive stock option are disposed of by such recipient before the expiration of the statutory holding periods (a "disqualifying disposition"), such recipient will be considered to have realized as compensation, taxable as ordinary income in the year of disposition, an amount, not exceeding the gain realized on such disposition, equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the option. The Company will be entitled to a deduction at the same time and in the same amount as the recipient is deemed to have realized ordinary income. Any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If the recipient pays the option price with shares that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares have not been met, the recipient will be treated as having made a disqualifying disposition of such shares, and the tax consequence of such disqualifying disposition will be as described above.

     The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes, an incentive stock option will be treated as if it were a nonqualified stock option, the tax consequences of which are discussed below.

     Nonqualified Stock Options. A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time a nonqualified stock option is granted under the 2000 Plan. At the time of exercise of a nonqualified stock option, the recipient will realize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the stock on the date of exercise over the option price. Upon disposition of the shares, any additional gain or loss realized by the recipient will be taxed as a capital gain or loss, long-term or short-term, based upon how long the shares are held.

     Stock Appreciation Rights and Performance Shares. Generally: (a) the recipient will not realize income upon the grant of a stock appreciation right for performance share award; (b) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, in the year cash, shares of common stock, or a combination of cash and shares are delivered to the recipient upon exercise of a stock appreciation right or in payment of the performance share award; and (c) the amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of common stock received on the date of issuance. The federal income tax consequences of a disposition of unrestricted shares received by the recipient upon exercise of a stock appreciation right or in payment of a performance share award are the same as described below with respect to a disposition of unrestricted shares.

     Restricted and Unrestricted Stock. Unless the recipient files an election to be taxed under Section 83(b) of the Code: (a) the recipient will not realize income upon the grant of restricted stock; (b) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, when the restrictions have been removed or expire; and (c) the amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions are removed or expire. If the recipient files an election to be taxed under Section 83(b) of the Code, the tax consequences to the recipient and the Company will be determined as of the date of the grant of the restricted stock rather than as of the date of the removal or expiration of the restrictions.

     With respect to awards of unrestricted stock: (a) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, upon the grant of the unrestricted stock and (b) the amount of such ordinary income and deduction will be the fair market value of such unrestricted stock on the date of grant.

     When the recipient disposes of restricted or unrestricted stock, the difference between the amount received upon such disposition and the fair market value of such shares on the date the recipient realizes ordinary income will be treated as a capital gain or loss, long-term or short-term, based upon how long the shares are held.

Withholding

     The 2000 Plan permits the Company to withhold from awards an amount sufficient to cover any required withholding taxes. In lieu of cash, the Committee may permit a participant to cover withholding obligations through a reduction in the number of shares to be delivered to such participant or by delivery of shares already owned by the participant.

VOTING RECOMMENDATION

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT AND
                  RESTATEMENT OF THE 2000 STOCK INCENTIVE PLAN

                                 PROPOSAL NO. 3

                      APPOINTMENT OF INDEPENDENT AUDITORS

     Grant Thornton LLP, independent certified public accountants, have been the independent auditors for the Company since 1997. Upon recommendation of the Audit Committee, the Board of Directors again has selected Grant Thornton LLP to serve as the Company's independent auditors for the year ending March 31, 2002, subject to ratification by the shareholders. While it is not required to do so, the Board of Directors is submitting the selection of that firm for ratification in order to ascertain the view of the shareholders. If the selection is not ratified, the Board of Directors will reconsider its selection.

     A representative of Grant Thornton LLP will be present at the meeting and will be afforded an opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions during the meeting.

     During the fiscal year ended March 31, 2001, the Company paid the following fees to Grant Thornton LLP:

            FINANCIAL INFORMATION
             SYSTEMS DESIGN AND
AUDIT FEES   IMPLEMENTATION FEES    ALL OTHER FEES
----------  ---------------------   --------------
$189,540             $0                $329,320

     The amounts shown above include out-of-pocket expenses incurred by Grant Thornton LLP in connection with providing such services. The amount shown for "Audit fees" includes fees relating to quarterly reviews of unaudited financial statements. The amount shown for "All other fees" includes fees relating to preparation of income tax returns and tax related services, services related to the documents filed by the Company with the Commission during the year and audit and due diligence work primarily related to the acquisition of IED.

     The Audit Committee considered whether the independent auditors' provision of non-audit services to the Company is compatible with the auditors' independence.

                             SHAREHOLDER PROPOSALS

     Any shareholder proposal intended to be presented at the 2002 Annual Meeting of Shareholders and desired to be included in the Company's Proxy Statement for that meeting must be received by the Company at its principal executive office no later than April 1, 2002 in order to be included in such Proxy Statement. If notice of any other shareholder proposal intended to be presented at the 2002 Annual Meeting of Shareholders is not received by the Company on or before June 15, 2002, the proxy solicited by the Board of Directors of the Company for use in connection with that meeting may confer authority on the proxies named therein to vote in their discretion on such proposal without any discussion in the Company's Proxy Statement for that meeting of either the proposal or how such proxies intend to exercise their voting discretion.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and Nasdaq. Officers, directors and greater than ten per cent shareholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Company, the Company believes that during the fiscal year ended March 31, 2001 its officers, directors and greater than ten per cent beneficial owners complied with all applicable Section 16(a) filing requirements, except that Mr. Hanzlik and Mr. Waldon failed to file a Form 4 for one transaction each in which each of them, individually, exercised a stock option and sold the shares acquired upon the exercise. The transactions were subsequently reported by each of them on a Form 5.

                               ADDITIONAL MATTERS

     The Annual Report of the Company for the fiscal year ended March 31, 2001, including financial statements, is being mailed with this Proxy Statement.

     As of the date of this Proxy Statement, management knows of no matters that will be presented for determination at the meeting other than those referred to herein. If any other matters properly come before the meeting calling for a vote of shareholders, it is intended that the proxies named therein in accordance with their best judgment will vote the shares represented by the proxies solicited by the Board of Directors.

     The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by the use of mails, certain directors, officers and regular employees of the Company may solicit proxies by telephone, telegram or personal interview, and may request brokerage firms and custodians, nominees and other record holders to forward soliciting materials to the beneficial owners of stock of the Company and will reimburse them for their reasonable out-of-pocket expenses in so forwarding such materials. The Company has engaged the firm of Morrow & Co., Inc. to assist in the proxy solicitation effort at a total anticipated cost of $7,000.

     SHAREHOLDERS WHO WISH TO OBTAIN A COPY OF THE COMPANY'S 10-K ANNUAL REPORT FILED WITH THE COMMISSION FOR THE FISCAL YEAR ENDED MARCH 31, 2001 MAY DO SO WITHOUT CHARGE BY WRITING TO GREGG A. WALDON, SECRETARY, AT THE COMPANY'S OFFICES, 7777 GOLDEN TRIANGLE DRIVE, EDEN PRAIRIE, MINNESOTA 55344.

                                                                       EXHIBIT A

                            INTRANET SOLUTIONS, INC.
                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

PURPOSE

     There shall be an Audit Committee (the "Committee") of the Board of Directors of IntraNet Solutions, Inc., a Minnesota corporation (the "Company").

     The Committee shall have responsibility to oversee the Company's management and outside auditors in regard to corporate accounting and financial reporting. The Committee has the authority to conduct any investigation it deems appropriate, with full access to all books and records, facilities, personnel and outside advisors of the Company. The Committee is empowered to retain outside counsel, auditors or other experts in its discretion.

ORGANIZATION

     The Committee shall consist of at least three directors. Each director appointed to the Committee shall:

          a) not be disqualified from being an "independent director" within the meaning of Rule 4200 of the NASD Manual, and shall have no relationship with the Company which, in the opinion of the Board, would interfere with the exercise of independent judgment; and

          b) be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. If a director is not capable of understanding such fundamental financial statements, he or she must become able to do so within a reasonable period of time after appointment to the Committee.

     At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the director's financial sophistication.

RESPONSIBILITIES

     The Committee recognizes that the preparation of the Company's financial statements and other financial information is the responsibility of the Company's management and that the auditing, or conducting limited reviews, of those financial statements and other financial information is the responsibility of the Company's outside auditors. The Committee's responsibility is to oversee the financial reporting process.

     The Company's management, and its outside auditors, in the exercise of their responsibilities, acquire greater knowledge and more detailed information about the Company and its financial affairs than the members of the Committee. Consequently, the Committee is not responsible for providing any expert or other special assurance as to the Company's financial statements and other financial information or any professional certification as to the outside auditors' work, including without limitation their reports on and limited reviews of, the Company's financial statements and other financial information. In addition, the Committee is entitled to rely on information provided by the Company's management and the outside auditors with respect to the nature of services provided by the outside auditor and the fees paid for such services.

     In carrying out its oversight responsibilities, the Committee shall:

          a) review and reassess the adequacy of the Audit Committee Charter annually;

          b) require that the outside auditors provide the Committee with a formal written statement delineating all relationships between the outside auditors and the Company, consistent with

     Independence Standards Board Standard No. 1, and discuss with the outside auditors their independence;

          c) actively engage in a dialogue with the outside auditors regarding any disclosed relationships or services that may impact the objectivity and independence of the outside auditors;

          d) take, or recommend that the full Board take, appropriate action to oversee the independence of the outside auditors;

          e) review and consider the matters identified in Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 and as otherwise amended, with the outside auditors and management;

          f) review and discuss the Company's audited financial statements that are to be included in the Company's Form 10-K with the outside auditors and management and determine whether to recommend to the Board of Directors that the financial statements be included in the Company's Form 10-K for filing with the Securities and Exchange Commission;

          g) review, or the Committee's Chairman shall review, any matters identified by the outside auditors pursuant to Statement on Auditing Standards No. 71 regarding the Company's interim financial statements. Any such review shall occur prior to the filing of such interim financial statements on the Company's Form 10-Q;

          h) review the terms of proposed engagements of the outside auditors relating to services to the Company (other than those services rendered in respect of the audit or review of the Company's annual or quarterly financial statements) prior to such engagements;

          i) prepare, in accordance with the rules promulgated by the Securities and Exchange Commission, the report of the Committee required to be included in the Company's Proxy Statement; and

          j) consider whether the provision of the services by the outside auditors (other than those services rendered in respect of the audit or review of the Company's annual or quarterly financial statements) is compatible with maintaining the outside auditor's independence.

     The outside auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders. The Board and the Committee have ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors, and, if applicable, to nominate the outside auditors to be proposed for approval by the shareholders in any proxy statement.

                                                                       EXHIBIT B

                            INTRANET SOLUTIONS, INC.
                           2000 STOCK INCENTIVE PLAN
                           (AS AMENDED AND RESTATED)

     1. PURPOSE. The purpose of this 2000 Amended and Restated Stock Incentive Plan (the "Plan") is to motivate key personnel to produce a superior return to the shareholders of IntraNet Solutions, Inc. (the "Company") and its Affiliates by offering such individuals an opportunity to realize Stock appreciation, by facilitating Stock ownership, and by rewarding them for achieving a high level of corporate performance. This Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability.

     2. DEFINITIONS. The capitalized terms used in this Plan have the meanings set forth below.

          (a) "Affiliate" means any corporation that is a "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, or any successor provision, and, for purposes other than the grant of Incentive Stock Options, any joint venture in which the Company or any such "parent corporation" or "subsidiary corporation" owns an equity interest.

          (b) "Agreement" means a written contract entered into between the Company or an Affiliate and a Participant containing the terms and conditions of an Award in such form (not inconsistent with this Plan) as the Committee approves from time to time, together with all amendments thereof, which amendments may be unilaterally made by the Company (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the Participant and are not required as a matter of law.

          (c) "Award" means a grant made under this Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or any Other Stock-Based Award.

          (d) "Board" means the Board of Directors of the Company.

          (e) "Change in Control" means:

             (i) a majority of the directors of the Company shall be persons other than persons

                (A) for whose election proxies shall have been solicited by the Board or

                (B) who are then serving as directors appointed by the Board to fill vacancies on the Board caused by death or resignation (but not by removal) or to fill newly-created directorships,

             (ii) 30% or more of the (1) combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors ("Outstanding Company Voting Securities") or (2) the then outstanding Shares of Stock ("Outstanding Company Common Stock") is directly or indirectly acquired or beneficially owned (as defined in Rule 13d-3 under the Exchange Act, or any successor rule thereto) by any individual, entity or group (within the meaning of
        Section 13(d)(3) or 14(d)(2) of the Exchange Act), provided, however, that the following acquisitions and beneficial ownership shall not constitute Changes in Control pursuant to this paragraph 2(e)(ii):

                (A) any acquisition or beneficial ownership by the Company or a Subsidiary, or

                (B) any acquisition or beneficial ownership by any employee benefit plan (or related trust) sponsored or maintained by the Company or one or more of its Subsidiaries,

                (C) any acquisition or beneficial ownership by the Participant or any group that includes the Participant, or

                (D) any acquisition or beneficial ownership by a Parent or its wholly-owned subsidiaries, as long as they shall remain wholly-owned subsidiaries, of 100% of the Outstanding Company Voting Securities as a result of a merger or statutory share exchange which complies with paragraph 2(e)(iii)(A)(2) or the exception in paragraph 2(e)(iii)(B) hereof in all respects,

             (iii) the shareholders of the Company approve a definitive agreement or plan to

                (A) merge or consolidate the Company with or into another corporation (other than (1) a merger or consolidation with a Subsidiary or (2) a merger in which

                    (a) the Company is the surviving corporation,

                    (b) no Outstanding Company Voting Securities or Outstanding
               Company Common Stock (other than fractional shares) held by shareholders of the Company immediately prior to the merger is converted into cash, securities, or other property (except (i) voting stock of a Parent owning directly or indirectly through wholly-owned subsidiaries, both beneficially and of record 100% of the Outstanding Company Voting Securities immediately after the Merger or (ii) cash upon the exercise by holders of Outstanding Company Voting Securities of statutory dissenters' rights),

                    (c) the persons who were the beneficial owners,
               respectively, of the Outstanding Company Voting Securities and Outstanding Company Common Stock immediately prior to such merger beneficially own, directly or indirectly, immediately after the merger, more than 70% of, respectively, the then outstanding common stock and the voting power of the then outstanding voting securities of the surviving corporation or its Parent entitled to vote generally in the election of directors, and

                    (d) if voting securities of the Parent are exchanged for
               Outstanding Company Voting Securities in the merger, all holders of any class or series of Outstanding Company Voting Securities immediately prior to the merger have the right to receive substantially the same per share consideration in exchange for their Outstanding Company Voting Securities as all other holders of such class or series),

                (B) exchange, pursuant to a statutory share exchange, Outstanding Company Voting Securities of any one or more classes or series held by shareholders of the Company immediately prior to the exchange for cash, securities or other property, except for (a) voting stock of a Parent owning directly, or indirectly through wholly-owned subsidiaries, both beneficially and of record 100% of the Outstanding Company Voting Securities immediately after the statutory share exchange if (i) the persons who were the beneficial owners, respectively, of the Outstanding Company Voting Securities and Outstanding Company Common Stock immediately prior to such statutory share exchange own, directly or indirectly, immediately after the statutory share exchange more than 70% of, respectively, the then outstanding common stock and the voting power of the then outstanding voting securities of such Parent entitled to vote generally in the election of directors, and (ii) all holders of any class or series of Outstanding Company Voting Securities immediately prior to the statutory share exchange have the right to receive substantially the same per share consideration in exchange for their Outstanding Company Voting Securities as all other holders of such class or series or (b) cash with respect to fractional shares of Outstanding Company Voting Securities or payable as a result of the exercise by holders of Outstanding Company Voting Securities of statutory dissenters' rights,

                (C) sell or otherwise dispose of all or substantially all of the assets of the Company (in one transaction or a series of transactions), or

                (D) liquidate or dissolve the Company,
           except that it shall not constitute a Change in Control with respect to any Participant if a majority of the voting stock (or the voting equity interest) of the surviving corporation or its parent corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company (in the case of a merger, consolidation or disposition of assets) or the Company or its Parent (in the case of a statutory share exchange) is, immediately following the merger, consolidation, statutory share exchange or disposition of assets, beneficially owned by the Participant or a group of persons, including the Participant, acting in concert.

          (f) "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute.

          (g) "Committee" means three or more Non-Employee Directors designated by the Board to administer this Plan under Section 3 hereof and constituted so as to permit this Plan to comply with Exchange Act Rule 16b-3; provided that if no Committee is designated by the Board, the Board shall constitute the Committee.

          (h) "Company" means IntraNet Solutions, Inc., a Minnesota corporation, or any successor to all or substantially all of its businesses by merger, consolidation, purchase of assets or otherwise.

          (i) "Disability" means the disability of a Participant such that the Participant is considered disabled under any retirement plan of the Company which is qualified under Section 401 of the Code, or as otherwise determined by the Committee.

          (j) "Employee" means any full-time or part-time employee (including an officer or director who is also an employee) of the Company or an Affiliate. Except with respect to grants of Incentive Stock Options, "Employee" shall also include other individuals and entities who are not "employees" of the Company or an Affiliate but who provide services to the Company or an Affiliate in the capacity of an independent contractor. References in this Plan to "employment" and related terms shall include the providing of services in any such capacity.

          (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended; "Exchange Act Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act as in effect with respect to the Company or any successor regulation.

          (l) "Fair Market Value" as of any date means, unless otherwise expressly provided in this Plan:

             (i) the closing sale price of a Share (A) on the National Association of Securities Dealers, Inc. Automated Quotation System National Market System, or (B) if the Shares are not traded on such system, on the composite tape for New York Stock Exchange ("NYSE") listed shares, or (C) if the Shares are not quoted on the NYSE composite tape, on the principal United States securities exchange registered under the Exchange Act on which the Shares are listed, in any case on the date immediately preceding that date, or, if no sale of Shares shall have occurred on that date, on the next preceding day on which a sale of Shares occurred, or

             (ii) if clause (i) is not applicable, what the Committee determines in good faith to be 100% of the fair market value of a Share on that date.

          However, if the applicable securities exchange or system has closed for the day at the time the event occurs that triggers a determination of Fair Market Value, all references in this paragraph to the "date immediately preceding that date" shall be deemed to be references to "that date." In the case of an Incentive Stock Option, if such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury, Fair Market Value shall be determined in accordance with said regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 12(f) hereof.

          (m) "Fundamental Change" means a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company.

          (n) "Incentive Stock Option" means any Option designated as such and granted in accordance with the requirements of Section 422 of the Code or any successor to such section.

          (o) "Non-Employee Director" means a member of the Board who is considered a non-employee director within the meaning of Exchange Act Rule 16b-3.

          (p) "Non-Qualified Stock Option" means an Option other than an Incentive Stock Option.

          (q) "Other Stock-Based Award" means an Award of Stock or an Award based on Stock other than Options, Stock Appreciation Rights, Restricted Stock or Performance Shares.

          (r) "Option" means a right to purchase Stock, including both Non-Qualified Stock Options and Incentive Stock Options.

          (s) "Parent" means a "parent corporation", as that term is defined in
     Section 424(e) of the Code, or any successor provision.

          (t) "Participant" means an Employee to whom an Award is made.

          (u) "Performance Period" means the period of time as specified in an Agreement over which Performance Shares are to be earned.

          (v) "Performance Shares" means a contingent award of a specified number of Performance Shares, with each Performance Share equivalent to one Share, a variable percentage of which may vest depending upon the extent of achievement of specified performance objectives during the applicable Performance Period.

          (w) "Plan" means this 2000 Stock Incentive Plan, as amended and in effect from time to time.

          (x) "Restricted Stock" means Stock granted under Section 10 hereof so long as such Stock remains subject to one or more restrictions.

          (y) "Retirement" means termination of employment on or after age 55, provided the Employee has been employed by the Company and/or one or more Affiliates for at least ten years, or termination of employment on or after age 62, provided in either case that the Employee has given the Company at least six months' prior written notice of such termination, or as otherwise determined by the Committee.

          (z) "Share" means a share of Stock.

          (aa) "Stock" means the common stock of the Company.

          (bb) "Stock Appreciation Right" means a right, the value of which is determined relative to appreciation in value of Shares pursuant to an Award granted under Section 8 hereof.

          (cc) "Subsidiary" means a "subsidiary corporation," as that term is defined in Section 424(f) of the Code, or any successor provision.

          (dd) "Successor" with respect to a Participant means the legal representative of an incompetent Participant and, if the Participant is deceased, the legal representative of the estate of the Participant or the person or persons who may, by bequest or inheritance, or under the terms of an Award or of forms submitted by the Participant to the Committee under
     Section 12(i) hereof, acquire the right to exercise an Option or Stock Appreciation Right or receive cash and/or Shares issuable in satisfaction of an Award in the event of a Participant's death.

          (ee) "Term" means the period during which an Option or Stock Appreciation Right may be exercised or the period during which the restrictions placed on Restricted Stock or any other Award are in effect.

     Except when otherwise indicated by the context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

     3. ADMINISTRATION.

     (A) AUTHORITY OF COMMITTEE. The Committee shall administer this Plan. The Committee shall have exclusive power to make Awards and to determine when and to whom Awards will be granted, and the form, amount and other terms and conditions of each Award, subject to the provisions of this Plan. The Committee may determine whether, to what extent and under what circumstances Awards may be settled, paid or exercised in cash, Shares or other Awards or other property, or canceled, forfeited or suspended. The Committee shall have the authority to interpret this Plan and any Award or Agreement made under this Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of this Plan, to determine the terms and provisions of any Agreements entered into hereunder (not inconsistent with this Plan), and to make all other determinations necessary or advisable for the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent it shall deem desirable. The determinations of the Committee in the administration of this Plan, as described herein, shall be final, binding and conclusive.

     (B) DELEGATION OF AUTHORITY. The Committee may delegate all or any part of its authority under this Plan to persons who are not Non-Employee Directors for purposes of determining and administering Awards solely to Employees who are not then subject to the reporting requirements of Section 16 of the Exchange Act.

     (C) RULE 16B-3 COMPLIANCE. It is intended that this Plan and all Awards granted pursuant to it shall be administered by the Committee so as to permit this Plan and Awards to comply with Exchange Act Rule 16b-3. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 3(c), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, the provision shall be deemed void as applicable to Participants who are then subject to the reporting requirements of Section 16 of the Exchange Act to the extent permitted by law and in the manner deemed advisable by the Committee.

     (D) INDEMNIFICATION. To the full extent permitted by law, each member and former member of the Committee and each person to whom the Committee delegates or has delegated authority under this Plan shall be entitled to indemnification by the Company against and from any loss, liability, judgment, damage, cost and reasonable expense incurred by such member, former member or other person by reason of any action taken, failure to act or determination made in good faith under or with respect to this Plan.

     4. SHARES AVAILABLE; MAXIMUM PAYOUTS.

     (A) SHARES AVAILABLE. The number of Shares available for distribution under this Plan is 3,100,000 (subject to adjustment under Section 12(f) hereof).

     (B) SHARES AGAIN AVAILABLE. Any Shares subject to the terms and conditions of an Award under this Plan which are not used because the Award expires without all Shares subject to such Award having been issued or because the terms and conditions of the Award are not met may again be used for an Award under this Plan. Any Shares that are the subject of Awards which are subsequently forfeited to the Company pursuant to the restrictions applicable to such Award may again be used for an Award under this plan. If a Participant exercises a Stock Appreciation Right, any Shares covered by the Stock Appreciation Right in excess of the number of Shares issued (or, in the case of a settlement in cash or any other form of property, in excess of the number of Shares equal in value to the amount of such settlement, based on the Fair Market Value of such Shares on the date of such exercise) may again be used for an Award under this Plan. If, in accordance with the Plan, a Participant uses Shares to (i) pay a purchase or exercise price, including an Option exercise price, or (ii) satisfy tax withholdings, such Shares may again be used for an Award under this Plan.

     (C) UNEXERCISED AWARDS. Any unexercised or undistributed portion of any terminated, expired, exchanged, or forfeited Award or any Award settled in cash in lieu of Shares (except as provided in Section 4(b) hereof) shall be available for further Awards.

     (D) NO FRACTIONAL SHARES. No fractional Shares may be issued under this Plan; fractional Shares will be rounded to the nearest whole Share.

     (E) MAXIMUM PAYOUTS. No more than 25% of all Shares subject to this Plan may be granted in the aggregate pursuant to Restricted Stock (if vesting is based on a period of time without regard to the attainment of specified performance conditions) and Other Stock-Based Awards.

     5. ELIGIBILITY. Awards may be granted under this Plan to any Employee at the discretion of the Committee.

     6. GENERAL TERMS OF AWARDS.

     (A) AWARDS. Awards under this Plan may consist of Options (either Incentive Stock Options or Non-Qualified Stock Options), Stock Appreciation Rights, Performance Shares, Restricted Stock and Other Stock-Based Awards. Awards of Restricted Stock may, in the discretion of the Committee, provide the Participant with dividends or dividend equivalents and voting rights prior to vesting (whether vesting is based on a period of time, the attainment of specified performance conditions or otherwise).

     (B) AMOUNT OF AWARDS. Each Agreement shall set forth the number of Shares of Restricted Stock, Stock or Performance Shares subject to such Agreement, or the number of Shares to which the Option applies or with respect to which payment upon the exercise of the Stock Appreciation Right is to be determined, as the case may be, together with such other terms and conditions applicable to the Award (not inconsistent with this Plan) as determined by the Committee in its sole discretion.

     (C) TERM. Each Agreement, other than those relating solely to Awards of Stock without restrictions, shall set forth the Term of the Award and any applicable Performance Period for Performance Shares, as the case may be. An Agreement with a Participant may permit acceleration of vesting requirements and of the expiration of the applicable Term upon such terms and conditions as shall be set forth in the Agreement, which may, but need not, include (without limitation) acceleration resulting from the occurrence of a Change in Control, a Fundamental Change, or in the event of the Participant's death, Disability or Retirement. Acceleration of the Performance Period of Performance Shares shall be subject to Section 9(b) hereof. Notwithstanding the provisions of any Agreement, the Committee may, in its discretion, declare at any time that any Award granted under this Plan shall be immediately exercisable.

     (D) AGREEMENTS. Each Award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions, as determined by the Committee, which shall apply to such Award, in addition to the terms and conditions specified in this Plan.

     (E) TRANSFERABILITY. During the lifetime of a Participant to whom an Award is granted, only such Participant (or such Participant's legal representative or, if so provided in the applicable Agreement in the case of a Non-Qualified Stock Option, a permitted transferee as hereafter described) may exercise an Option or Stock Appreciation Right or receive payment with respect to Performance Shares or any other Award. No Award of Restricted Stock (prior to the expiration of the restrictions), Options, Stock Appreciation Rights, Performance Shares or other Award (other than an award of Stock without restrictions) may be sold, assigned, transferred, exchanged, or otherwise encumbered, and any attempt to do so shall be of no effect. Notwithstanding the immediately preceding sentence, (i) an Agreement may provide that an Award shall be transferable to a Successor in the event of a Participant's death and (ii) an Agreement may provide that a Non-Qualified Stock Option shall be transferable to any member of a Participant's "immediate family" (as such term is defined in Rule 16a-1(e) promulgated under the Exchange Act, or any successor rule or regulation) or to one or more trusts whose beneficiaries are members of such Participant's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Participant receives no consideration for the transfer. Any Non-Qualified Stock Option held by a permitted transferee shall continue to be subject to the same terms and conditions that were applicable to such Non-Qualified Stock Option immediately prior to its transfer and may be exercised by such permitted transferee as and to the extent that such Non-Qualified Stock Option has become exercisable and has not terminated in accordance with the provisions of this Plan and the applicable Agreement. For purposes of any provision of this Plan relating to notice to a Participant or to vesting or termination of a Non-Qualified Stock Option upon the termination of employment of a Participant, the references to "Participant" shall mean the original grantee of the Non-Qualified Stock Option and not any permitted transferee.

     (F) TERMINATION OF EMPLOYMENT. No Option or Stock Appreciation Right may be exercised by a Participant, all Restricted Stock held by a Participant or any other Award then subject to restrictions shall be forfeited, and no payment with respect to Performance Shares for which the applicable Performance Period has not been completed shall be made, if the Participant's employment or other relationship with the Company and its Affiliates shall be voluntarily terminated or involuntarily terminated with or without cause before the expiration of the Term of the Option, Stock Appreciation Right, Restricted Stock or other Award, or the completion of the Performance Period, as the case may be, except as, and to the extent, provided in the Agreement applicable to that Award. An Award may be exercised by, or paid to, a transferee or the Successor of a Participant following the death of the Participant to the extent, and during the period of time, if any, provided in the applicable Agreement.

     (G) RIGHTS AS SHAREHOLDER. A Participant shall have no rights as a shareholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record.

     7. STOCK OPTIONS.

     (A) TERMS OF ALL OPTIONS. Each Option shall be granted pursuant to an Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. Only Non-Qualified Stock Options may be granted to Employees who are not employees of the Company or an Affiliate. The purchase price of each Share subject to an Option shall be determined by the Committee and set forth in the Agreement, but shall not be less than 100% of the Fair Market Value of a Share as of the date the Option is granted. The purchase price of the Shares with respect to which an Option is exercised shall be payable in full at the time of exercise, provided that, to the extent permitted by law, Participants may simultaneously exercise Options and sell the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from such sale to pay the purchase price of such Shares. The purchase price may be paid in cash or, if the Committee so permits, through a reduction of the number of Shares delivered to the Participant upon exercise of the Option or delivery or tender to the Company of Shares held by such Participant (in each case, such Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased pursuant to the Option), or a combination thereof, unless otherwise provided in the Agreement. If the Committee so determines, the Agreement relating to any Option may provide for the issuance of "reload" Options pursuant to which, subject to the terms and conditions established by the Committee and any applicable requirements of Exchange Act Rule 16b-3 or any other applicable law, the Participant will, either automatically or subject to subsequent Committee approval, be granted a new Option when the payment of the exercise price of the original Option, or the payment of tax withholdings pursuant to Section 12(d) hereof, is made through the delivery or tender to the Company of Shares held by such Participant, such new "reload" Option (i) being an Option to purchase the number of Shares provided as consideration for the exercise price and in payment of taxes in connection with the exercise of the original Option, and (ii) having a per Share exercise price equal to the Fair Market Value as of the date of exercise of the original Option. Each Option shall be exercisable in whole or in part on the terms provided in the Agreement. In no event shall any Option be exercisable at any time after its Term. When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated. No Participant may receive any combination of Options and Stock Appreciation Rights relating to more than 500,000 Shares in the aggregate pursuant to Awards in any year under this Plan.

     (B) INCENTIVE STOCK OPTIONS. In addition to the other terms and conditions applicable to all Options:

          (i) the aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options held by an individual first become exercisable in any calendar year (under this Plan and all other incentive stock option plans of the Company and its Affiliates) shall not exceed $100,000 (or such other limit as may be required by the Code), if such limitation is necessary to qualify the Option as an Incentive Stock Option, and to the extent an Option or Options granted to a Participant exceed such limit, such Option or Options shall be treated as a Non-Qualified Stock Option;

          (ii) an Incentive Stock Option shall not be exercisable and the Term of the Award shall not be more than ten years after the date of grant (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option;

          (iii) the Agreement covering an Incentive Stock Option shall contain such other terms and provisions which the Committee determines necessary to qualify such Option as an Incentive Stock Option; and

          (iv) notwithstanding any other provision of this Plan to the contrary, no Participant may receive an Incentive Stock Option under this Plan if, at the time the Award is granted, the Participant owns (after application of the rules contained in Section 424(d) of the Code, or its successor provision) Shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its subsidiaries, unless (A) the option price for such Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant and (B) such Option is not exercisable after the date five years from the date such Incentive Stock Option is granted.

     8. STOCK APPRECIATION RIGHTS. An Award of a Stock Appreciation Right shall entitle the Participant, subject to terms and conditions determined by the Committee, to receive upon exercise of the Stock Appreciation Right all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares as of the date of exercise of the Stock Appreciation Right over (ii) a specified price which shall not be less than 100% of the Fair Market Value of such Shares as of the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted in connection with a previously or contemporaneously granted Option, or independent of any Option. If issued in connection with an Option, the Committee may impose a condition that exercise of a Stock Appreciation Right cancels the Option with which it is connected and exercise of the connected Option cancels the Stock Appreciation Right. Each Stock Appreciation Right may be exercisable in whole or in part on the terms provided in the Agreement. No Stock Appreciation Right shall be exercisable at any time after its Term. When a Stock Appreciation Right is no longer exercisable, it shall be deemed to have lapsed or terminated. Except as otherwise provided in the applicable Agreement, upon exercise of a Stock Appreciation Right, payment to the Participant (or to his or her Successor) shall be made in the form of cash, Stock or a combination of cash and Stock as promptly as practicable after such exercise. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Stock) may be made in the event of the exercise of a Stock Appreciation Right. As specified in Section 7(a) hereof, no Participant may receive any combination of Options and Stock Appreciation Rights relating to more than 500,000 Shares in the aggregate pursuant to Awards in any year under this Plan.

     9. PERFORMANCE SHARES.

     (A) INITIAL AWARD. An Award of Performance Shares shall entitle a Participant (or a Successor) to future payments based upon the achievement of performance targets established in writing by the Committee. Payment shall be made in Stock, or a combination of cash and Stock, as determined by the Committee. With respect to those Participants who are "covered employees" within the meaning of Section 162(m) of the Code and the regulations thereunder, such performance targets shall consist of one or any combination of two or more of gross revenues, license revenues, earnings or earnings per share before income tax (profit before taxes), net earnings or net earnings per share (profit after tax), operating income, total shareholder return, return on equity, pre-tax and pre-interest expense return on average invested capital, which may be expressed on a current value basis, or sales growth, and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, Affiliate or individual performance. The Agreement may establish that a portion of the maximum amount of a Participant's Award will be paid for performance which exceeds the minimum target but falls below the maximum target applicable to such Award. The Agreement shall also provide for the timing of such payment. Following the conclusion or acceleration of each Performance Period, the Committee shall determine the extent to which (i) performance targets have been attained, (ii) any other terms and conditions with respect to an Award relating to such Performance Period have been satisfied, and (iii) payment is due with respect to a Performance Share Award. No Participant may receive Performance Shares relating to more than 500,000 Shares pursuant to Awards in any year under this Plan.

     (B) ACCELERATION AND ADJUSTMENT. The Agreement may permit an acceleration of the Performance Period and an adjustment of performance targets and payments with respect to some or all of the Performance Shares awarded to a Participant, upon such terms and conditions as shall be set forth in the Agreement, upon the occurrence of certain events, which may, but need not, include without limitation a Change in Control, a Fundamental Change, the Participant's death, Disability or Retirement, a change in accounting practices of the Company or its Affiliates, or, with respect to payments in Stock for Performance Share Awards, a reclassification, stock dividend, stock split or stock combination as provided in Section 12(f) hereof.

     (C) VALUATION. Each Performance Share earned after conclusion of a Performance Period shall have a value equal to the Fair Market Value of a Share on the last day of such Performance Period.

     10. RESTRICTED STOCK. Subject to Section 4(e), Restricted Stock may be granted in the form of Shares registered in the name of the Participant but held by the Company until the end of the Term of the Award. Any employment conditions, performance conditions and the Term of the Award shall be established by the Committee in its discretion and included in the applicable Agreement. The Committee may provide in the applicable Agreement for the lapse or waiver of any such restriction or condition based on such factors or criteria as the Committee, in its sole discretion, may determine. No Award of Restricted Stock may vest earlier than one year from the date of grant, except as provided in the applicable Agreement.

     11. OTHER STOCK-BASED AWARDS. Subject to Section 4(e), the Committee may from time to time grant Awards of Stock, and other Awards under this Plan (collectively herein defined as "Other Stock-Based Awards"), including without limitation those Awards pursuant to which Shares may be acquired in the future, such as Awards denominated in Stock units, securities convertible into Stock and phantom securities. The Committee, in its sole discretion, shall determine the terms and conditions of such Awards provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. The Committee may, in its sole discretion, direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions which are consistent with the terms and conditions of the Award to which such Shares relate.

     12. GENERAL PROVISIONS.

     (A) EFFECTIVE DATE OF THIS PLAN. This Plan shall become effective as of May 31, 2000, provided that this Plan is approved and ratified by the affirmative vote of the holders of a majority of the outstanding Shares of Stock present or represented and entitled to vote in person or by proxy at a meeting of the shareholders of the Company no later than May 31, 2001. If this plan is not so approved by such holders, any Awards granted under this Plan subject to such approval shall be cancelled and be null and void.

     (B) DURATION OF THIS PLAN. This Plan shall remain in effect until all Stock subject to it shall be distributed or all Awards have expired or lapsed, whichever is latest to occur, or this Plan is terminated pursuant to Section 12(e) hereof. No Award of an Incentive Stock Option shall be made more than ten years after the effective date provided in Section 12(a) hereof (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option. The date and time of approval by the Committee of the granting of an Award shall be considered the date and time at which such Award is made or granted, notwithstanding the date of any Agreement with respect to such Award; provided, however, that the Committee may grant Awards other than Incentive Stock Options to be effective and deemed to be granted on the occurrence of certain specified contingencies.

     (C) RIGHT TO TERMINATE EMPLOYMENT. Nothing in this Plan or in any Agreement shall confer upon any Participant who is an Employee the right to continue in the employment of the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate or modify the employment of the Participant with or without cause.

     (D) TAX WITHHOLDING. The Company may withhold from any payment of cash or Stock to a Participant or other person under this Plan an amount sufficient to cover any required withholding taxes, including the Participant's social security and Medicare taxes (FICA) and federal, state and local income tax with respect to income arising from payment of the Award. The Company shall have the right to require the payment of any such taxes before issuing any Stock pursuant to the Award. In lieu of all or any part of a cash payment from a person receiving Stock under this Plan, the Committee may, in the applicable Agreement or otherwise, permit a person to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the person's full FICA and federal, state and local income tax with respect to income arising from payment of the Award, through a reduction of the number of Shares delivered to such person or a delivery or tender to the Company of Shares held by such person, in each case valued in the same manner as used in computing the withholding taxes under applicable laws.

     (E) AMENDMENT, MODIFICATION AND TERMINATION OF THIS PLAN. Except as provided in this Section 12(e), the Board may at any time amend, modify, terminate or suspend this Plan. Except as provided in this Section 12(e), the Committee may at any time alter or amend any or all Agreements under this Plan to the extent permitted by law. Amendments are subject to approval of the shareholders of the Company only if such approval is necessary to maintain this Plan in compliance with the requirements of Exchange Act Rule 16b-3, Section 422 of the Code, their successor provisions, or any other applicable law or regulation. No termination, suspension or modification of this Plan may materially and adversely affect any right acquired by any Participant (or a Participant's legal representative) or any Successor or permitted transferee under an Award granted before the date of termination, suspension or modification, unless otherwise provided in an Agreement or otherwise or required as a matter of law. It is conclusively presumed that any adjustment for changes in capitalization provided for in Section 9(b) or 12(f) hereof does not adversely affect any right of a Participant or other person under an Award.

     (F) ADJUSTMENT FOR CHANGES IN CAPITALIZATION. Appropriate adjustments in the aggregate number and type of securities available for Awards under this Plan, in the limitations on the number and type of securities that may be issued to an individual Participant, in the number and type of securities and amount of cash subject to Awards then outstanding, in the Option exercise price as to any outstanding Options and, subject to Section 9(b) hereof, in outstanding Performance Shares and payments with respect to outstanding Performance Shares may be made by the Committee in its sole discretion to give effect to adjustments made in the number or type of Shares through a Fundamental Change (subject to Section 12(g) hereof), recapitalization, reclassification, stock dividend, stock split, stock combination, spin-off or other relevant change, provided that fractional Shares shall be rounded to the nearest whole Share.

     (G) FUNDAMENTAL CHANGE. In the event of a proposed Fundamental Change:

          (a) involving a merger, consolidation or statutory share exchange, unless appropriate provision shall be made (which the Committee may, but shall not be obligated to, make) for the protection of the outstanding Options and Stock Appreciation Rights by the substitution of options, stock appreciation rights and appropriate voting common stock of the corporation surviving any such merger or consolidation or, if appropriate, the Parent of such surviving corporation, to be issuable upon the exercise of Options or used to calculate payments upon the exercise of Stock Appreciation Rights in lieu of Options, Stock Appreciation Rights and capital stock of the Company, or

          (b) involving the dissolution or liquidation of the Company,

the Committee may, but shall not be obligated to, declare, at least twenty days prior to the occurrence of the Fundamental Change, and provide written notice to each holder of an Option or Stock Appreciation Right of the declaration, that each outstanding Option and Stock Appreciation Right, whether or not then exercisable, shall be canceled at the time of, or immediately prior to the occurrence of, the Fundamental Change in exchange for payment to each holder of an Option or Stock Appreciation Right, within 20 days after the Fundamental Change, of cash (or with respect to an Option, if the Committee so elects in lieu of solely cash, of such form(s) of consideration, including cash and/or property, singly or in such combination as the Committee shall determine, that such holder of an Option would have received as a result of the Fundamental Change if such holder had exercised such holder's Option immediately prior to the Fundamental Change) equal to (i) for each Share covered by the canceled Option, the amount, if any, by which the Fair Market Value (as defined in this Section 12(g)) per Share exceeds the exercise price per Share covered by such Option or (ii) for each Stock Appreciation Right, the price determined pursuant to Section 8 hereof, except that Fair Market Value of the Shares as of the date of exercise of the Stock Appreciation Right, as used in clause (i) of Section 8, shall be deemed to mean Fair Market Value for each Share with respect to which the Stock Appreciation Right is calculated determined in the manner hereinafter referred to in this Section 12(g). At the time of the declaration provided for in the immediately preceding sentence, each Stock Appreciation Right and each Option shall immediately become exercisable in full and each person holding an Option or a Stock Appreciation Right shall have the right, during the period preceding the time of cancellation of the Option or Stock Appreciation Right, to exercise the Option as to all or any part of the Shares covered thereby or the Stock Appreciation Right in whole or in part, as the case may be. In the event of a declaration pursuant to this Section 12(g), each outstanding Option and Stock Appreciation Right that shall not have been exercised prior to the Fundamental Change shall be canceled at the time of, or immediately prior to, the Fundamental Change, as provided in the declaration. Notwithstanding the foregoing, no person holding an Option or Stock Appreciation Right shall be entitled to the payment provided for in this Section 12(g) if such Option or Stock Appreciation Right shall have terminated, expired or been cancelled. For purposes of this Section 12(g) only, "Fair Market Value" per Share means the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the shareholders of the Company upon the occurrence of the Fundamental Change, notwithstanding anything to the contrary provided in this Plan.

     (H) OTHER BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant under an Award shall not be deemed a part of a Participant's regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate, unless expressly so provided by such other plan, contract or arrangement or the Committee determines that an Award or portion of an Award should be included to reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

     (I) BENEFICIARY UPON PARTICIPANT'S DEATH. To the extent that the transfer of a Participant's Award at death is permitted by this Plan or under an Agreement, (i) a Participant's Award shall be transferable to the beneficiary, if any, designated on forms prescribed by and filed with the Committee and (ii) upon the death of the Participant, such beneficiary shall succeed to the rights of the Participant to the extent permitted by law and this Plan. If no such designation of a beneficiary has been made, the Participant's legal representative shall succeed to the Awards, which shall be transferable by will or pursuant to laws of descent and distribution to the extent permitted by this Plan or under an Agreement.

     (J) UNFUNDED PLAN. This Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan. Neither the Company, its Affiliates, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under this Plan nor shall anything contained in this Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a

Participant or Successor. To the extent any person acquires a right to receive an Award under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

     (K) LIMITS OF LIABILITY.

          (i) Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and the Agreement.

          (ii) Except as may be required by law, neither the Company nor any member or former member of the Board or of the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Section 3(b) hereof) in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any party for any action taken, or not taken, in good faith under this Plan.

     (L) COMPLIANCE WITH APPLICABLE LEGAL REQUIREMENTS. No certificate for Shares distributable pursuant to this Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended and in effect from time to time or any successor statute, the Exchange Act and the requirements of the exchanges, if any, on which the Company's Shares may, at the time, be listed.

     (M) DEFERRALS AND SETTLEMENTS. The Committee may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under this Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts.

     13. GOVERNING LAW. To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken pursuant to this Plan shall be governed by the laws of Minnesota and construed accordingly.

     14. SEVERABILITY. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     15. PRIOR PLANS. Notwithstanding the adoption of this Plan by the Board and approval of this Plan by the Company's shareholders as provided by Section 12(a) hereof, the Company's 1994-1997 Stock Option Plan, the 1997 Director Stock Option Plan and the 1999 Employee Stock Option and Compensation Plan, as the same may have been amended from time to time (the "Prior Plans"), shall remain in effect and the Committee may continue to make grants of awards pursuant to and subject to the limitations of the Prior Plans. All grants and awards heretofore or hereafter made under the Prior Plans shall be governed by the terms of the Prior Plans.

                            INTRANET SOLUTIONS, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                           WEDNESDAY, AUGUST 29, 2001
                                     3:30 PM


                            MARRIOTT SOUTHWEST HOTEL
                              MINNETONKA, MINNESOTA



INTRANET SOLUTIONS, INC.
7777 GOLDEN TRIANGLE DRIVE, EDEN PRAIRIE, MN 55344                         PROXY

--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. It will be voted on the matters set forth on the reverse side of this form as directed by the shareholder, but if no direction is made in the space provided, it will be voted FOR the election of all nominees to the Board of Directors, FOR approval of the amendment and restatement of the IntraNet Solutions, Inc. 2000 Stock Incentive Plan to increase the aggregate number of shares of common stock authorized to be issued thereunder from 2,000,000 to 3,100,000 shares, and FOR the ratification of Grant Thornton LLP as independent auditors for the fiscal year 2002.

By signing the proxy, you revoke all prior proxies and appoint Robert F. Olson and Gregg A. Waldon, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.




                      See reverse for voting instructions.

                            -- Please detach here --
--------------------------------------------------------------------------------


      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, AND 3.


1. Election of directors:   01 Robert F. Olson
                            02 Vernon J. Hanzlik
                            03 Michael W. Ferro, Jr.
                            04 Kenneth H. Holec
                            05 Steven C. Waldron

                / / Vote FOR             / / Vote WITHHELD
                    all nominees             from all nominees
                    (except as marked)



(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, [      ]
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)

2. Approve the amendment and restatement of the 2000 Stock Incentive Plan to increase the aggregate number of shares of common stock authorized to be issued thereunder from 2,000,000 to 3,100,000 shares.

                 For             Against           Abstain
                 / /              / /                / /

3. Ratification of the appointment of Grant Thornton LLP as independent auditors for the Company for fiscal year March 31, 2002.

                 For             Against           Abstain
                 / /              / /                / /

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.
                        ---
Address Change? Mark Box / /

Indicate changes below:







                                    Date
                                          --------------------------------------

                                    [                                          ]
                                    Signature(s) in Box

                                    Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.